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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Maxtor Corporation (the "Company") on Form 10-Q for the period ended September 25, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul J. Tufano, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that:

        (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ Paul J. Tufano
                                                      --------------------------
                                                      Paul J. Tufano
                                                      President, Chief Executive
                                                      Officer and Acting Chief
                                                      Financial Officer

Date: November 4, 2004